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NPTEST HOLDING CORPORATION

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     The following are presentation slides shown to investors of NPTest Holding Corporation on May 6, 2004.

Investor Update Ashok Belani – President and CEO May 2004

Safe Harbor Statement This presentation contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of expected synergies, accretion, timing of the transaction, industry leadership, execution of integration plans, customer solutions, profitability, distribution channels, and management and organizational structure are all forward-looking statements. Please see the risks that are described from time to time in Credence and NPTest Securities and Exchange Commission reports (including, but not limited to Credence’s annual report on Form 10-K for the year ended October 31, 2003 and the NPTest annual report on Form 10-K for the year ended December 31, 2003, the Credence Form S-4 filed on March 29, 2004 and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the Credence or NPTest results could differ materially from the Credence or NPTest expectations in these statements. Credence and NPTest assume no obligation and do not intend to update these forward-looking statements. This presentation and the information contained herein is the property of NPTest Holding Corporation.

Additional Information Additional Information and Where to Find It Credence and NPTest filed a joint proxy statement/prospectus with the SEC in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders can obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Credence are available free of charge by contacting Credence Investor Relations, 1421 California Circle, Milpitas, California 95035, (408) 635-4300, and documents filed with the SEC by NPTest are available free of charge by contacting NPTest Investor Relations, 150 Baytech Drive, San Jose, California 95134, (408) 586-8200. Participants in Solicitation Credence and NPTest, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Credence and NPTest in connection with the merger and related items. Information regarding the directors and executive officers of Credence and their ownership of Credence shares is set forth in the proxy statement for Credence’s 2003 annual meeting of shareholders. Information regarding the directors and executive officers of NPTest and their ownership of NPTest stock is set forth in NPTest’s Form 10-K, which was filed with the SEC on March 23, 2004. Investors may obtain additional information regarding the interests of those participants by reading the proxy statement/prospectus described above.

Business Overview

Investment Highlights Heritage of technology leadership in test and diagnostic systems Innovating for cost efficiency Sapphire NP represents breakthrough technology Expanding addressable market Successful strategic customer relationships Strong financial performance and positive cash flow generation Experienced management team with stable employee base

Leading Test Company Established in 1965 Acquired from Schlumberger by Francisco Partners – IPO in December 2003 Leader in test and diagnostic products and services 2003 revenues of $231M ~900 employees >3,000 systems installed Headquarters in San Jose, CA

Market Growth Has Resumed Overall Semiconductor Market (Units) Automated Test Systems Market (Revenues) (Units in Billions) (Dollars in Billions) Source: VLSI Research, 2004.

Demands of Test Increasing Increasing Demand for Performance SOCs Are Integrating Functional Blocks

Product and Service Offerings Design Debug & Validation Characterization Customer Support and Engineering Services Wafer Sort Final Test Failure Analysis

Characterization & Production Test Leading in performance and cost of test SOC Test Structural Test Combinational Test

Breakthrough Technology Traditional Architecture Sapphire NP Low cost infrastructure Mainframe contains infrastructure, sequencing, memory, timing, DPS Mainframe contains only infrastructure Testhead only contains pin electronics Test head contains complete encapsulated instruments (“testers”) Large footprint; High power consumption Small footprint; Reduced power

Sapphire NP Features Scalable in performance and pin count, functionality and cost Wide performance envelope Easily reconfigurable Sapphire NP Low cost of ownership Gaining Market Momentum!

Expanding Addressable Market Sapphire NP

Financials

Historical Revenue Performance Annual Revenue (1) (1) Revenue for the twelve months ended December 31, 2003 are presented on a combined basis.

Operating Expense Trends Selling, General and Administrative Expense Research and Development Expense (1) Operating results are non-GAAP. Excludes certain purchase accounting adjustments and one-time charges related to the acquisition of NPTest, Inc. by NPTest Holding Corporation, the subsequent IPO in 2003, and filing of the Registration Statement of Form S-4 in 2004.

1Q04 Operating Results 1Q04 $M (1) 1Q04 %REV Revenue $58.6M Gross Margin $23.6M 40.2% R&D $11.0M 18.8% SG&A $10.9M 18.6% Operating Income $1.6M 2.7% (1) Operating results are non-GAAP. Excludes certain purchase accounting adjustments and one-time charges related to the acquisition of NPTest, Inc. by NPTest Holding Corporation, the subsequent IPO in 2003, and filing of the Registration Statement of Form S-4 in 2004.

Income Statement (non GAAP) non GAAP financials as adjusted for special charges (1): Three Months Ending March 31, December 31, 2004 2003 Net revenue 58,640 55,011 Cost of net revenue 35,121 36,242 Gross Margin 23,519 18,769 Research and development 10,985 10,316 Selling, general and administrative 10,967 11,686 Total operating expenses 21,952 22,002 Operating income (loss) 1,567 (3,233) Total Other Inc./(Exp) 208 (238) Income (Loss) Before Taxes 1,775 (3,471) Income tax benefit (expense) (515) 2,024 Income(Loss) After Taxes 1,260 (1,447) (1) Operating results are non-GAAP. Excludes certain purchase accounting adjustments and one-time charges related to the acquisition of NPTest, Inc. by NPTest Holding Corporation, the subsequent IPO in 2003, and filing of the Registration Statement of Form S-4 in 2004.

Balance Sheet (in $ thousands) March 31, 2004 Assets Current Assets: Cash and cash equivalents 92,985 Accounts receivable 52,409 Inventory 86,766 Other current assets 45,049 Total Current Assets 277,209 Property, plant and equipment 23,868 Goodwill 8,649 Intangible and other assets 17,380 Total Assets 327,106 Liabilities and Stockholders' Equity Liabilities: Accounts payable 16,646 Accrued liabilities 27,862 Income taxes payable 1,213 Def. income taxes and other 7,379 Total Liabilities 53,100 Common equity 352,929 Retained earnings/(acc. deficit) (78,923) Total Stockholders' equity 274,006 Total liabilities and stockholders' equity 327,106

2Q04 Guidance (non GAAP) 2Q04F (1) Revenue $64M Gross Margin 40.5% Opex $22.5M Operating Income $3.4M EPS $0.06 (1) @Q04 Guidance are non-GAAP. Excludes certain purchase accounting adjustments and one-time charges related to the acquisition of NPTest, Inc. by NPTest Holding Corporation, the subsequent IPO in 2003, and filing of the Registration Statement of Form S-4 in 2004.

Creating an Industry Leader Overview

Transaction Summary Overview Consideration 0.800 Credence shares for each NPTest share $5.75 in cash NPTest shareholder pro forma ownership of approximately 30% Timeline Target closing end of May 2004 Financial Impact Accretive to Credence’s earnings in FY2005 Identity Combined company to be called “Credence Systems Corporation” Will continue to trade on the NASDAQ National Market under the ticker “CMOS” Key Conditions Credence and NPTest shareholder approval Regulatory approval and other customary conditions

Transaction Summary Overview Key Metrics Critical mass: Pro forma revenue run rate of approximately $500 million Financial flexibility: Pro forma cash balance of approximately $200 million Global presence: Approximately 2,000 employees worldwide Leadership Chairman and CEO: Graham Siddall Vice Chairman: Ashok Belani President and COO: David Ranhoff CFO: John Detwiler Sr. Vice President: Jean-Luc Pelissier Board of Directors Existing Credence Board of Directors Dipanjan Deb (NPTest Board member) Ashok Belani, President and CEO, NPTest

Strategic Rationale Position Responding to the challenge of consolidation Leading pure play in Non-DRAM semiconductor test Technology Leading technologies in debug, characterization and production test Proven technology in SOC, RF, analog/mixed signal and Flash memory Proven technology in photon probe and FIB circuit edit Applied technology to reduce the cost of test Products Comprehensive product portfolio Expands served market in production test Increases TAM in Engineering, Debug and Characterization market Channel Enhanced sales and distribution Critical mass in key geographies and strategic accounts Financial Accretive to Credence’s earnings in FY2005 Significant financial synergies $25M cost reduction opportunity in FY2005

Transaction Status Announced Merger Feb 23 Form S-4 Registration statement approved by SEC Hart-Scott-Rodino waiting period expired CMOS and NPTT teams developing post-close integration plans Special shareholder meetings on May 27 Planned close on or about May 28 Plan to hold conference call following close

Combining Strength Founded in 1978 Headquarters in Milpitas, CA 1100 employees Strength in OSATs RF, analog, mixed signal, automotive and flash expertise Photon probe and X-Ray detection technology for engineering debug Strong worldwide sales, service and support channel 141 Patents Established by Fairchild in 1965 Headquarters in San Jose, CA 900 employees Strength in IDMs High-end SOC and MPU expertise Electron beam/laser voltage probe and FIB circuit edit technology for engineering debug Strong services business 153 Patents

Extending Customer Base NPTest Strength in Large IDMs Penetrating Key IDMs Penetrating Key OSATs Credence Strength in Leading OSATs

Strength Through the Cycle

Winning Combination Leading pure play in non-DRAM semiconductor test Highly synergistic products in growth markets Expands served markets Cost of Test leadership Complete design-to-test solution Strong technology portfolio High-end SOC, RF, analog/mixed signal, flash, debug and diagnostic Complementary customer bases Enhanced sales and distribution channels Proven management team Strong earnings growth driven by scale and synergies Strength in both upturns and downturns